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Adjusted Earnings Growth

GAAP
Adjustments
5 year CAGR
18%
$1.05
$0.95
$0.85
$0.75
$0.65
$0.55
$0.45
$0.35
$0.25
$.53
$.73
$.72
$.85
$.92
$.52
$1.02
$.77
$.64
1998
1999
2000
2001
2002
Q3 '03
YTD

All periods presented reflect adjustments for pooling acquisitions.

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Total Operating Revenue

(In Thousands)
5 year CAGR 22%
$34,363
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03

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Assets Under Management

5 year CAGR 15%
Up 57 % Over Q3 '02
($ in Millions)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,651
$4,545
$6,758
$6,529
$6,441
$9,406
1998
1999
2000
2001
2002
Q3 '03
9%
18%
71%
Trust Property
Cash
Fixed Income
Equity

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AUM: Organic Growth- Net New Sales

($ In Millions)

Annualized Net New Business of 32%
$1,000
$800
$600
$400
$200
$0
11 %
$279
27 %
$1003
11%
$603
14 %
$923
24 %
$1,544
1999
2000
2001
2002
2003 YTD

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AUM: Market Action

Q1 '03 - $(152), or (2)%,

Q2 '03 - $ 916, or 13%,

Q3 '03 - $ 446, or 5%.

($ in millions)

$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
$529
$63
- $787
- $1,123
$1,210
1999
2000
2001
2002
2003 YTD

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Net Interest Income

($ in Thousands)

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$17,620
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03

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Net Interest Margin Trend

8.00%
6.00%
4.00%
2.00%
0.00%
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
4.74%
3.53%
1.50%
Yield on Assets
Cost of Funds
Net Interest Margin

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Deposit Growth

($ in Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$594
$706
$1,002
$1,145
$1,400
$1,619
1998
1999
2000
2001
2002
Q3 '03
5 year CAGR 24%
Up 20% over Q3 '02

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Loan Growth

($ in Millions)
5 year CAGR 26%
Up 19% over Q3 '02
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$520
$684
$879
$1,097
$1,302
$1,499
1998
1999
2000
2001
2002
Q3 '03
Commercial
Residential

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Loan Portfolio as of September 30, 2003

Home Equity
4%
Consumer
1%
Commercial
52%
Residential
Mortgage
43%

Total Loan Portfolio: $1,498,664

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Commercial Loan Portfolio - September 30, 2003

Residential Investment Properties
11%
Commercial & Industrial
7%
Commercial Real Estate
53%
Secured by Cash, Market Securities
13%
Construction
9%
4%
2%
Unsecured
Professional Services

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Loan Portfolio Quality

Nonperforming Loans/Total Loans

0.15%
0.13%
0.11%
0.09%
0.07%
0.05%
0.09%
0.08%
0.13%
0.07%
0.07%
Q3 '02
Q3 '03

Reserves/Total Loans

1.40%
1.35%
1.30%
1.25%
1.20%
1.30%
1.31%
1.29%
1.31%
1.29%
Q3 '02
Q3 '03

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Financial Planning Fees and Other Income

(Thousands)
Q1 '03 $4.6, million
Q2 '03 $4.1 million,
Q3 '03 $4.5 million
5-year CAGR
19%
Up 26%
over
Q3 '02
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3.9
$6.1
$8.7
$6.0
$13.2
$13.8
$13.2
1997
1998
1999
2000
2001
2002
2003
YTD
Recurring Fees
Gains

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Exhibit 99.2

Forward Looking Statements

Statements in this presentation  that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements included, but are not limited to, statements under the captions “Strategic Direction” and “Outlook for 2003”, and statements regarding strategic growth rates, the strength of the company’s business and the quality of the company’s loan portfolio.  You should not place undue reliance on our forward-looking statements.  You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.  These factors include, among others, changes in the interest rate environment which may reduce interest margins and adversely impact net interest income, adverse conditions in the capital markets and the impact of such conditions on Boston Private’s asset management activities, competitive pressures from other financial institutions, the effects of national and local economic conditions, the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired , and risks related to the identification and implementation of acquisitions, as well as the  other risks and uncertainties detailed Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

10/16/2003

Adjusted Earnings Growth

[CHART]

Adjustments:

2003 - $0.06 REIT tax, $0.07 lease accrual

2001 – $0.42 Acquisition expenses

1999 - $0.01 Change in accounting principle

All periods presented reflect adjustments for pooling acquisitions.

Total Operating Revenue

[CHART]

Assets Under Management

[CHART]

AUM: Organic Growth- Net New Sales

[CHART]

AUM: Market Action

Q1 ’03 - $(152), or (2)%,

Q2 ’03 - $ 916, or 13%,

Q3 ’03 - $ 446, or 5%.

[CHART]

Net Interest Income

[CHART]

Prime rate declined 550 bps from 9.5% to 4.0% since Jan 2001.

Net interest margin declined 74 bps from 4.27% for Q1 ‘01, to 3.53%.

Net Interest Margin Trend

[CHART]

Deposit Growth

[CHART]

Loan Growth

[CHART]

Commercial up 25% over Q3 ’02
Residential up 16% over Q3 ‘02

Loan Portfolio as of September 30, 2003

[CHART]

Total Loan Portfolio:  $1,498,664

Commercial Loan Portfolio - September 30, 2003

[CHART]

Note: includes consumer loans of $14 million as of September 30, 2003

Loan Portfolio Quality

Nonperforming Loans/Total Loans

[CHART]

Reserves/Total Loans

[CHART]

Financial Planning Fees and Other Income

Q1 ‘03 $4.6, million

Q2 ‘03 $4.1 million,

Q3 ’03 $4.5 million

[CHART]

Total Operating Expense

•	Total Operating Expenses $ 24.2 Million Up $4.2 Million, or 21%

Supported by organic growth in:

	•	Deposits	Up $271 Million, or 20%

	•	Commercial Loan balances	Up $154 Million, or 25%

	•	Assets Under Management	Up $1.8 Billion, or 31%

	•	Financial Planning Fees	Up $0.4 Million, or 25%

Operating Expense Growth Analysis

Total Operating Expenses $ 24.2 Million: Up $4.2 Million, or 21%, 51% of the increase represents variable costs.

Compensation & Benefits is 65% of increase

Base salaries and Benefits: Up $1.1 million, or 12%

• 60% new staff

• 40% merit Increases

Incentive Compensation: up $1.7 million, or 41%

• 47% for sales commission

• 53% for profit bonus

Professional Service expense is 21%  of increase